UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2007

MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS
This filing contains forward-looking statements. We may, in some cases, use words such as "project”, "believe”, "anticipate”, "plan”, "expect”, "estimate”, "intend”, "should”, "would”, "could”, "potentially”, or "may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2007, we entered into a stock purchase agreement with Mercury Air Centers, Inc. (“Mercury”) and its equity holders providing for:

•
Our purchase on the closing date of 89% of the equity of Mercury (representing 100% of the common stock of Mercury at closing) from Allied Capital Corporation, Directional Aviation Group, LLC and David Moore,

•
Our purchase on the closing date of a call option to acquire the remaining 11% of the equity of Mercury (in the form of voting preferred shares) from Kenneth Ricci, exercisable from October 1, 2007 through October 31, 2007, pursuant to an option agreement to be entered into at closing and

•	Our grant of a put option under the option agreement to Mr. Ricci to sell us his 11% of the equity of Mercury, exercisable from April 1, 2008 to April 30, 2008.

Mercury owns and operates 24 fixed base operations (FBOs) in the U.S.

The aggregate purchase price, giving effect to our exercise of the call option, is $427.0 million, subject to working capital and capital expenditure adjustments. In addition to the purchase price, we expect to incur transaction costs (including advisory fees), pre-funded capital expenditures and a debt service reserve totaling $29.2 million for a total cost of $456.2 million.

We intend to fund a portion of the acquisition with $192.0 million two-year term loan borrowings by Mercury with the balance funded with our acquisition credit facility and $20.0 million of available cash.

We have received commitment letters from The Governor and Company of Bank of Ireland and Bayerische Landesbank, New York Branch to provide Mercury with a credit facility consisting of $192.0 million of term loans and a $17.5 million working capital facility. Borrowings under the facility will bear interest at an annual rate of LIBOR plus 1.70%. The Mercury credit facility will be secured by all project revenues and assets of Mercury and the stock of Mercury and, to the extent permitted, its subsidiaries. The facility will also include the following financial covenants:

Distributions lock-up test:	• 12 mo. look forward and 12 mo. look backward debt service coverage ratio of 1.50x or higher
• Full funding of any required environmental remediation

•  12 month Site EBITDA on a proforma basis greater than:

Year   Minimum EBITDA
2007   $27.10 million
2008   $28.80 million
2009   $30.50 million

•  Projected site EBITDA of $28.75 million in certain circumstances

Hedging	100% of the term loan portion of the facility

It is anticipated that the Mercury credit facility will be refinanced as part of a subsequent refinancing of our airport services business credit facility, which will also repay a portion of the borrowings under our acquisition credit facility. It is also anticipated that the remaining funds borrowed under our acquisition credit facility will be repaid from the proceeds of a subsequent public offering of trust stock, to be conducted at management’s discretion, depending on prevailing market conditions.

We are evaluating entering into forward starting interest rate swaps prior to closing, effectively fixing the interest rate on the $192.0 million two-year debt facility.

Subject to the satisfaction of the conditions precedent in the purchase and sale agreement, we expect to close the transaction in the third quarter of 2007. If consummated, we expect that the acquisition will be immediately yield accretive.

The purchase and sale agreement specifies that the maximum amount of indemnification for damages payable in the event of a breach of the representations, warranties and covenants by the Mercury equity holders is $12 million, with some exceptions and limitations, payable generally on a pro rata basis and supported by an escrow of the same amount, giving effect to our exercise of the call option. The purchase and sale agreement contains various other provisions customary for transactions of this size and type, including representations, warranties and covenants with respect to the business that are subject to customary limitations. Completion of the acquisition depends on certain conditions being satisfied or waived, including the securing of consents or letters of estoppel from the relevant airport authorities and the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Act of 1976, as amended, as well as other customary closing conditions.

Macquarie Securities (USA) Inc. (“MSUSA”) is acting as financial advisor to us on the transaction. MSUSA is a subsidiary of Macquarie Bank Limited, the parent company of our Manager.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

A copy of the press release and investor presentation related to this transaction are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished under this Current Report on Form 8-K. It is not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	*Press Release
99.2	*Investor Presentation

_________________

*
This exhibit is being furnished under this Current Report on Form 8-K and is not “filed” and is not incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: April 19, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: April 19, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Chief Executive Officer